UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

FULCRUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38978	47-4839948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Landsdowne Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 651-8851

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FULC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2023 annual meeting of stockholders of Fulcrum Therapeutics, Inc., or Fulcrum, held on June 8, 2023, or the Annual Meeting, the stockholders of Fulcrum approved an amendment to Fulcrum’s Restated Certificate of Incorporation to limit the liability of certain officers of Fulcrum as permitted by recent amendments to Delaware law. The certificate of amendment of Fulcrum’s Restated Certificate of Incorporation, or Certificate of Amendment, was filed with the Secretary of State of the State of Delaware on June 8, 2023 and became effective upon filing.

The foregoing description is qualified in its entirety by the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the Annual Meeting held on June 8, 2023.

a)

Fulcrum’s stockholders elected Alan Ezekowitz and Sonja Banks as class I directors, for a three-year term ending at the annual meeting of stockholders to be held in 2026 and each until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of the two class I directors are as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Alan Ezekowitz	41,346,237	8,939,331	3,725,871
Sonja Banks	42,114,999	8,170,569	3,725,871

b)

Fulcrum’s stockholders did not approve the amendment to Fulcrum’s 2019 Stock Incentive Plan to modify the automatic increase to the share reserve provision. The results of the stockholders’ vote with respect to such proposal are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
23,717,404	26,520,073	48,091	3,725,871

c)

Fulcrum’s stockholders approved the amendment to Fulcrum’s Restated Certificate of Incorporation to limit the liability of certain officers of Fulcrum as permitted by recent amendments to Delaware law. The results of the stockholders’ vote with respect to such approval are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
48,990,654	1,278,732	16,182	3,725,871

d)

Fulcrum’s stockholders ratified the selection of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the stockholders’ vote with respect to such ratification are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
53,623,513	8,279	379,647	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Restated Certificate of Incorporation of Fulcrum Therapeutics, Inc.

104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FULCRUM THERAPEUTICS, INC.

Date: June 9, 2023	By:	/s/ Curtis Oltmans
	Name: Title:	Curtis Oltmans Chief Legal Officer